UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

DigitalTown, Inc.
(Name of Registrant As Specified In Charter)

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DigitalTown, Inc.

477 Peace Portal Drive, Suite 506

Blaine, Washington 98230

(425) 577-7766

To the Holders of Common Stock of DigitalTown, Inc.:

This Information Statement is first being mailed on or about July 25, 2019 to the holders of record of the outstanding common stock, $0.01 par value per share (the “Common Stock”) of DigitalTown, Inc., a Minnesota corporation (the “Company”), as of the close of business on July 2, 2019 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholder holding 51.1% of the voting equity (the “Majority Stockholder”). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions was authorized by written consent of the holders of a majority of our outstanding voting stock:

•

approval of increasing the number of shares of Common Stock the Company is authorized to issue from 2,000,000,000 to 5,000,000,000 as provided for herein (the “Increase in Authorized Shares” or the “Action”).

The enclosed information statement contains information pertaining to the Action acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at http:// http://digitaltown.com/.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the Actions described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the Actions described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to the Minnesota Revised Statutes.

By Order of the Board of Directors

July 25, 2019	/s/ Sam Ciacco
Sam Ciacco
Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF DIGITALTOWN, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

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DIGITALTOWN, INC.

477 Peace Portal Drive, Suite 506

Blaine, Washington 98230

(425) 577-7766

INFORMATION STATEMENT

(Definitive)

July 25, 2019

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of July 2, 2019 (the “Record Date”) of common stock, par value $0.01 per share (the “Common Stock”), of DigitalTown, Inc., a Minnesota corporation (the “Company,” “we,” “our” or “us”), to notify the holders of our Common Stock of the following:

On July 2, 2019, the Company received a written consent in lieu of a meeting in accordance with the Minnesota Revised Statutes by the holders of 51.1% of the voting power of the Common Stock authorizing the following action:

•

approval of increasing the number of shares of Common Stock the Company is authorized to issue from 2,000,000,000 to 5,000,000,000 as provided for herein (the “Increase in Authorized Shares” or the “Action”).

Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock and Preferred Stock on or about July 25, 2019.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock and Series B Preferred Stock held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series B Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Sam Ciacco	2,545,990	51	l,259,293,549	1,259,293,549	51.1%

ACTION: INCREASE IN AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

This Information Statement contains a brief summary of the material aspects of the Action approved by the Majority Stockholder.

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The Increase in Authorized Shares will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about August 12, 2019.

AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES

The Majority Stockholder, on July 2, 2019, authorized the increase of the Company’s shares of authorized Common Stock from 2,000,000,000 to 5,000,000,000.

The Majority Stockholder believes that it is advisable and in the best interests of the Company and its shareholders to effect the Increase in Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and to better position the Company for future trading should a transaction be entered into and completed. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

THERE CAN BE NO ASSURANCE THAT A SUITABLE BUSINESS OPPORTUNITY WILL BE EFFECTED FOLLOWING THE COMPLETION OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

Attached as Exhibit A and incorporated herein by reference is the text of the Certificate of Amendment to Certificate of Incorporation (the “Amended Certificate”) as approved by the Majority Stockholder. The Increase in Authorized Shares will be effected by filing the Amended Certificate with the Secretary of State of Minnesota, which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Increase in Authorized Shares will become effective upon such filing.

Effects of Amendment.

The following table summarizes the principal effects of the Increase in the Authorized Shares upon filing of the Amended Certificate:

	Pre- Increase	Post- Increase
Common Shares
Issued and Outstanding	1,207,515,221	1,207,515,221
Authorized	2,000,000,000	5,000,000,000

Potential Anti-takeover effects of the increase in authorized shares.

The implementation of the Increase in Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Certificate of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

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The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the Minnesota Revised Statutes in connection with the proposed amendment to our Certificate of Incorporation to effect the Increase in Authorized Shares.

Actions to be taken.

This Information Statement contains a brief summary of the material aspects of the Action approved by the Majority Stockholder.

The Increase in Authorized Shares will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about August 12, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 2, 2019, certain information regarding beneficial ownership of our Common Stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 1,207,515,221 shares of Common Stock outstanding as of July 2, 2019. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of July 2, 2019.

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Name and Address(2)	Number of Shares of Common Stock held	Percent of Shares of Common Stock held(1)	Number of Shares of Series B Preferred held	Number of Votes of Series B Preferred Held	Percent of Shares of Series B Preferred held	Amount of Beneficial Ownership
Directors and Officers:
Sam Ciacco(3) (4) (5)	3,795,990	*	51	1,256,747,559	100%	51.1%
Kevin Wilson (3)	-	-	-	-	-	-
All Officers and Directors as a Group (2 Persons)	3,795,000	*	51	1,256,747,559	100%	51.1%
5% Stockholders:

_____________

(1)

Based on 1,207,515,221 shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Unless otherwise noted, the address of each beneficial owner is c/o DigitalTown, Inc., 477 Peace Portal Drive, Suite 506, Blaine, WA 98230.

(3)	Indicates an officer and/or director of the Company.

(4)	Includes 2,545,990 shares of common stock and options to purchase 1,250,000 shares of common stock.

(5)

One (1) share of the Series B Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding common stock and preferred stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. For the avoidance of doubt, if the total issued and outstanding common stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series B Preferred Stock shall be equal to 102,036 (e.g., ((0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036). With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series B Preferred Stock shall vote together with the holders of common stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Company’s Articles of Incorporation or by-laws.

*	less than 1%

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to DigitalTown, Inc., 477 Peace Portal Drive, Suite 506, Blaine, WA 98230.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements”. The statements include, but are not limited to, statements concerning the effects of the Shareholder Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

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In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to DigitalTown, Inc., 477 Peace Portal Drive, Suite 506, Blaine, WA 98230. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

July 25, 2019	/s/ Sam Ciacco
Sam Ciacco
Chief Executive Officer

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Exhibit A

FORM OF CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF DIGITALTOWN, INC.

Office of the Minnesota Secretary of State
Minnesota Business & Nonprofit Corporations Amendment to Articles of Incorporation
Minnesota Statutes, Chapter 302A or 317A

Read the instructions before completing this form.

Filing Fee: $55

1. Corporate Name: (Required)

DigitalTown, Inc.

List the name of the company prior to any desired name change

2. This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

Format: (mm/dd/yyyy)

3. The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional pages.

ARTICLE	VI

The aggregate number of shares that this corporation has the authority to issue is Five Billion, Twenty Million (5,020,000,000) with a par value of One Cent ($0.01) per share.

4. This amendment has been approved pursuant to Minnesota Statutes, Chapter 302A or 317A.

5. I, the undersigned, certify that I am signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized me to sign this document on his/her behalf, or in both capacities. I further certify that I have completed all required fields, and that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. I understand that by signing this document I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this document under oath.

Signature of Authorized Person or Authorized Agent	Date

Email Address for Official Notices

Enter an email address to which the Secretary of State can forward official notices required by law and other notices:

☐	Check here to have your email address excluded from requests for bulk data, to the extent allowed by Minnesota law.

List a name and daytime phone number of a person who can be contacted about this form:

Contact Name	Phone Number

[CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF DIGITALTOWN, INC.]

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